Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date: Collection Period Begin Date: Collection Period End Date:	February 16, 2004 January 1, 2004 January 31, 2004	Closing Date: Previous Distribution Date: Previous Collection Period End Date:	October 19, 2000 January 15, 2004 December 31, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest 01/15/04	Unpaid Interest 02/16/04
		01/15/04	02/16/04	01/15/04	02/16/04

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	51,592,571	43,829,779	49.78%	42.29%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date: Collection Period Begin Date: Collection Period End Date:	February 16, 2004 January 1, 2004 January 31, 2004	Closing Date: Previous Distribution Date: Previous Collection Period End Date:	October 19, 2000 January 15, 2004 December 31, 2003

E.	Portfolio Characteristics	Initial Balance	Balance as of		Percent of Original as of
		9/30/00	12/31/03	01/31/04	12/31/03	01/31/04
i.	Principal Balance	$950,415,639	$94,362,571	$86,599,779	9.93%	9.11%
ii.	Number of Contracts	73,293	16,914	16,022	23.08%	21.86%
iii.	Weighted Average Coupon (WAC)	9.44%	9.57%	9.58%
iv.	Weighted Average Original Term	61.40	63.95	64.02
v.	Weighted Average Remaining Term	49.40	20.31	19.50
vi.	Weighted Average Seasoning	12.00	43.65	44.52

F.	Portfolio Performance	# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		12/31/03	01/31/04	12/31/03	01/31/04	12/31/03	01/31/04	12/31/03	01/31/04
i.	30-59 Days Delinquent	491	403	2.90%	2.52%	$2,987,360	$2,435,844	3.17%	2.81%
ii.	60-89 Days Delinquent	122	118	0.72%	0.74%	709,398	586,033	0.75%	0.68%
iii.	90-119 Days Delinquent	38	47	0.22%	0.29%	173,825	204,566	0.18%	0.24%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	5	7	0.03%	0.04%	24,600	41,825	0.03%	0.05%
vi.	Repo In Inventory (Not Charged-Off)	17	13	0.10%	0.08%	126,820	70,933	0.13%	0.08%
vii.	Gross Charge-Offs in Period	36	32	0.21%	0.20%	149,751	163,122	0.16%	0.19%

G. Portfolio Charge-Offs		$		% of Original Balance

		12/31/03	01/31/04	12/31/03	01/31/04
i.	Gross Charge-Offs In Period	$149,751	$163,122	0.016%	0.017%
ii.	Cumulative Gross Charge-Offs	14,913,163	15,076,285	1.569%	1.586%
iii.	Net Losses In Period	11,765	63,527	0.001%	0.007%
iv.	Cumulative Net Losses	9,084,964	9,148,491	0.956%	0.963%

H. Pool Collections

i.	Borrower Interest Collections	$843,175.04
ii.	Borrower Principal Collections	7,570,990.30
iii.	Net Liquidation Proceeds	18,188.80
iv.	Recoveries	99,595.26
v.	Repurchase Amounts (Interest)	93.30
vi.	Repurchase Amounts (Principal)	10,490.66
vii.	Total Interest Collections	843,268.34
viii.	Total Principal Collections	7,699,265.02

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$94,362,571.31
ii.	Pool Balance Reductions from Principal Collections	7,599,669.76
iii.	Gross Charge-Offs In Period	163,122.10
iv.	Ending Pool Balance	86,599,779.45

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2004	Previous Distribution Date:	January 15, 2004
Collection Period End Date:	January 31, 2004	Previous Collection Period End Date:	December 31, 2003

J.	Total Available

i.	Total Pool Collections					$8,542,533.36
ii.	Reinvestment Income from Reserve Account					1,131.82
	Reserve Account Balance				$7,128,117.29
	Specified Reserve Account Amount				7,128,117.29

iii.	Reserve Account Release				0.00	0.00
iv.	Collected Funds					$8,543,665.18

K.	Waterfall
		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$78,635.48
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	78,635.48	$78,635.48	$8,543,665.18	$7,128,117.29	$0.00	$78,635.48

ii.	Class A Notes Interest Distribution		290,638.15	8,465,029.70	7,128,117.29	0.00	290,638.15

	Class A Notes Balance	51,592,571.31
	Pool Balance	86,599,779.45

iii.	First Priority Principal Distribution	0.00	0.00	8,174,391.55	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	8,174,391.55	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	80,102,571.31
	Pool Balance	86,599,779.45

v.	Second Priority Principal Distribution	0.00	0.00	8,006,182.55	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	8,006,182.55	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	7,917,770.55			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	94,362,571.31
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	86,599,779.45

viii.	Regular Principal Distribution	7,762,791.86	7,762,791.86	7,917,770.55			7,762,791.86

ix.	Release to Seller		154,978.69	154,978.69	7,128,117.29		154,978.69

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	February 16, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	January 1, 2004	Previous Distribution Date:	January 15, 2004
Collection Period End Date:	January 31, 2004	Previous Collection Period End Date:	December 31, 2003

L.	Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

	Total Class A Notes			$290,638.15	$—	$—	$290,638.15	$290,638.15	$—
	Class A-1 Notes	6.745%	32	—	—	—	—	—	—
	Class A-2 Notes	6.70%	30	—	—	—	—	—	—
	Class A-3 Notes	6.67%	30	—	—	—	—	—	—
	Class A-4 Notes	6.76%	30	290,638.15	—	—	290,638.15	290,638.15	—
	Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
	Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.	Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	7,762,791.86

Total Principal Distribution	7,762,791.86
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	7,762,791.86
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—